Exhibit 99

BANK OF HAWAII CORPORATION

Exhibit 99

CERTIFICATION

We hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of Bank of Hawaii Corporation (the “Issuer”) for the quarterly period ended March 31, 2003 (the “Periodic Report”):

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ MICHAEL E. O’NEILL
Michael E. O’Neill Chairman, Chief Executive Officer and President

/s/ ALLAN R. LANDON
Allan R. Landon Vice Chairman, Treasurer and Chief Financial Officer

April 29, 2003

A signed original of this written statement required by Section 906 has been provided to the issuer and will be retained by the issuer and furnished to the staff of the Securities and Exchange Commission upon request.